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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 26, 2003
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                          dated as of November 1, 2003
                          providing for the issuance of

                                  $180,326,780

            WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2003-MS9

       Delaware                        333-77026               94-2528990
    (State or other                   (Commission             (IRS Employer
jurisdiction of Incorporation)        File Number)        Identification Number)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (206) 377-8555






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Item 7. Financial Statements and Exhibits.

The following exhibit is filed herewith:

     7.1 Pooling and Servicing Agreement by and among Washington Mutual Mortgage Securities Corp., as Depositor and Master Servicer, U.S. Bank National Association, as Trustee, and Christiana Bank & Trust Company, as Delaware Trustee, dated as of November 1, 2003.

     The definition of Class C-Y Principal Reduction Amounts, included as Appendix 1 to the Pooling and Servicing Agreement, and the Mortgage Loan Schedule, included as Exhibit D to the Pooling and Servicing Agreement, have been intentionally omitted from this filing. Copies may be obtained from Washington Mutual Mortgage Securities Corp. or U.S. Bank National Association by contacting, in the case of Washington Mutual Mortgage Securities Corp.,

               Laura Kelsey
               Master Servicing Department
               Washington Mutual Mortgage Securities Corp.
               75 N. Fairway Drive, VHF2A01
               Vernon Hills, IL 60061
               Telephone: (847) 393-5198
               Facsimile: (847) 549-2997

          in the case of U.S. Bank National Association,

               Clare M. O'Brien
               Corporate Trust Services
               U.S. Bank National Association
               One Federal Street
               Boston, MA 02110
               Telephone: (617) 603-6402
               Facsimile: (617) 603-6637


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2003

                                        WASHINGTON MUTUAL MORTGAGE SECURITIES
                                        CORP.
                                        (Registrant)


                                        By: /s/ David H. Zielke
                                        ----------------------------------------
                                        David H. Zielke
                                        First Vice President and Counsel
                                        (Authorized Officer)


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